SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


Date of Report (Date of earliest event reported) January 30, 1998

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


        Pennsylvania                 0-10822              25-1229323
(State of other jurisdiction (Commission File Number)    (IRS Employer
      of incorporation)                               Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (412) 349-1811

_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)


Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          On January 30, 1998, Biocontrol Technology, Inc. (NASDAQ:BICO) announced today that it will assist in the clean up of a major crude oil spill that occurred this month in the Persian Gulf close to Ajman Emirate, United Arab Emirates.
          An official invitation to assist in the oil spill was issued to Biocontrol by the Federal Environmental Agency (FEA) of the United Arab Emirates (UAE) following previous meetings and demonstrations regarding Biocontrol's bioremediation oil spill clean up product, PRP.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits-Press Release

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO

DATED:  January 30, 1998

BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Release:  Immediate

For More Information, Call:

Investors                                          Media
Diane McQuaide
Susan Taylor
1.412.429.0673  phone
1.412.279.9455 phone
1.412.279.9690  fax
1.412.279.9447 fax


          BIOCONTROL TO ASSIST IN MAJOR OIL SPILL CLEANUP IN
                      UNITED ARAB EMIRATES

           Pittsburgh, PA, USA - January 30, 1998 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that it will assist in the clean up of a major crude oil spill that occurred this month in the Persian Gulf close to Ajman Emirate, United Arab Emirates.

           An official invitation to assist in the oil spill was issued to Biocontrol by the Federal Environmental Agency (FEA) of the United Arab Emirates (UAE) following previous meetings and demonstrations regarding Biocontrol's bioremediation oil spill clean up product, PRP.

           PRP  is manufactured by Biocontrol subsidiary,  Petrol
Rem, Inc.

           Biocontrol's Chief Executive Officer, Fred E.  Cooper,
Petrol Rem's Chairman of the Board, T. J. Feola, and technical staff, will travel to the UAE today to meet with officials and to oversee Biocontrol's assisting the FAE with this clean up.

          The Gulf spill occurred when the ship Bonton 300 loaded with 11,000 tons of crude oil sank. The spill has greatly affected the beaches and marine life on approximately 60 flat miles which is covered with around 4000 tons of crude no. 6.

           An initial supply of 5,000 pounds of PRP and a specially designed applicator have been shipped to the oil spill site. Completely natural PRP is hydrocarbon degrading microorganisms encapsulated with nutrients/micronutrients in an all natural solid absorbent. The product is nontoxic, nonhazardous, and is effective in both fresh and salt water to control the spreading of oil spills in a one-step application and significantly enhance the biodegradation of the spill. PRP then ultimately biodegrades itself.

           Biocontrol Technology, Inc. (www.bico.com) has its corporate offices in Pittsburgh, PA USA and is involved in the development and manufacture of biomedical devices and environmental products. Subsidiary Petrol Rem, Inc, develops and manufactures unique oil spill response products and has offices, as well as manufacturing and warehousing facilities, in Pittsburgh, PA, Florida, and the Texas/Louisiana Gulf, USA.